UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 1, 2007
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)
(336) 294-4410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On August 2, 2007, Unifi, Inc. (the “Registrant”) issued a press release announcing its operating results for its fourth fiscal quarter and full fiscal year ended June 24, 2007, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 2.05.     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.
     On August 2, 2007, the Registrant also issued a press release announcing that it will close its Kinston, North Carolina facility (the “Kinston Facility”), which press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. In connection with the closure of the Kinston Facility, management has committed to a plan of termination that involves the termination of approximately 260 employees. The timing of the terminations will coincide with the scheduled closure of the Kinston Facility, which is expected to occur not later than December 2007. Management estimates that the aggregate charge associated with the closure will be between $1.2 million and $1.5 million, which represents the Registrant’s future cash expenditure for severance payments.
ITEM 7.01.     REGULATION FD DISCLOSURE.
     On August 2, 2007, the Registrant will host a conference call to discuss financial results for its fourth fiscal quarter and full fiscal year ended June 24, 2007. The slide package prepared for use by executive management for this presentation is attached hereto as Exhibit 99.3. All of the information in the presentation is presented as of August 2, 2007, and Unifi does not assume any obligation to update such information in the future.
     The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 8.01.     OTHER EVENTS.
     On August 1, 2007, the Registrant issued a press release announcing the termination of Brian R. Parke, its Chairman, President and Chief Executive Offer, the appointment of Steven Wener as its new Chairman and “acting” Chief Executive Officer and the resignation of six members of its Board of Directors, including Mr. Parke, which press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The Registrant will issue a subsequent Form 8-K with further disclosure related to this matter within the required time period.
     On August 2, 2007, the Registrant issued a press release announcing its operating results for its fourth fiscal quarter and full fiscal year ended June 24, 2007, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d)     Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated August 2, 2007 with respect to the Registrant’s financial results for its fourth fiscal quarter and full fiscal year ended June 24, 2007

99.2	Press Release dated August 2, 2007 with respect to the Registrant’s closure of its Kinston, North Carolina facility

99.3	Slide Package prepared for use in connection with the Registrant’s fourth fiscal quarter and full fiscal year earnings conference call to be held on August 2, 2007

99.4	Press Release dated August 1, 2007 with respect to termination of the Registrant’s Chairman, President and Chief Executive Officer, appointment of new Chairman and director resignations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

	By:	/s/ Charles F. McCoy

Charles F. McCoy Vice President, Secretary and General Counsel

Dated: August 2, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated August 2, 2007 with respect to the Registrant’s financial results for its fourth fiscal quarter and full fiscal year ended June 24, 2007

99.2	Press Release dated August 2, 2007 with respect to the Registrant’s closure of its Kinston, North Carolina facility

99.3	Slide Package prepared for use in connection with the Registrant’s fourth fiscal quarter and full fiscal year earnings conference call to be held on August 2, 2007

99.4	Press Release dated August 1, 2007 with respect to termination of the Registrant’s Chairman, President and Chief Executive Officer, appointment of new Chairman and director resignations.